EXHIBIT 10.2

AMENDMENT NO. 1 TO
SEPARATION AGREEMENT

THIS AMENDMENT NO. 1 TO SEPARATION AGREEMENT (“Amendment”), dated as of April 30, 2013, is by and among American Standard Energy Corp., a Delaware corporation (“Company”), and Richard MacQueen, an individual and resident of the state of Arizona (“MacQueen”).  The Company and MacQueen shall be referred to as the “Parties.”

RECITALS:

WHEREAS, the Company and MacQueen entered into that certain Separation Agreement, dated April 16, 2013 (the “Separation Agreement”), attached hereto as Exhibit A;

WHEREAS, pursuant to the Separation Agreement, MacQueen’s retirement as the  President of the Company (the “Retirement”) is to become effective on April 30, 2013;

WHEREAS, the Company and MacQueen have agreed that the effective date of the Retirement should be postponed until after the Company has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange  Commission; and

WHEREAS, the Company and MacQueen have agreed to amend the Separation Agreement pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. The Recitals set forth above are complete and accurate in all respects.

2. The following provision in the Introductory Paragraph of the Separation Agreement is deleted in its entirety:

“effective as of April 30, 2013, or such later date as the Board of Directors (the “Board”) of the Company (as defined below) and Richard MacQueen shall mutually decide upon in writing, not to exceed thirty (30) days from the date hereof (the “Effective Date”)”

and in lieu thereof replaced with the following:

“effective two (2) business days following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the Securities and Exchange Commission (the “Effective Date”)”

3. Beginning on May 1, 2013 through the Effective Date, the Company will pay to MacQueen a total salary equal to One Dollar and No/100 ($1.00).

4. Within thirty (30) days of the Effective Date, the Company shall pay MacQueen an amount that equals MacQueen’s attorney’s fees incurred in connection with and related to this Amendment (“Attorney Fees”), provided, however, that the total of (i) the Attorney Fees plus (ii) any attorney fees paid by the Company in connection to and related to that certain Amendment No. 1 to Separation Agreement by and between the Company and Scott Feldhacker, shall not exceed two thousand and no/100 ($2,000.00).

5. No other term or terms of the Separation Agreement are changed, altered, modified, or amended except as specifically set forth in this Amendment.  The Separation Agreement, as modified by this Amendment is hereby ratified and confirmed and remain in full force and effect.

6. This Amendment shall be governed by the laws of Delaware without giving effect to conflict of laws principles thereof.

7. In case any one or more of the provisions contained in this Amendment or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other application thereof shall not in any way be affected or impaired thereby.

8. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[signatures found on following page.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed on behalf of the Parties hereto, all as of the day and year first above written.

Company:

American Standard Energy Corp.

/s/ J. Steven Person
By:	J. Steven Person
Its:	Director and Authorized Signatory

MacQueen:

/s/ Richard MacQueen
Richard MacQueen

Signature page to Amendment No. 1 to Separation Agreement

Exhibit A
Separation Agreement
Not Included